American Century Government Income Trust

PROSPECTUS SUPPLEMENT

CAPITAL PRESERVATION FUND * GOVERNMENT AGENCY MONEY MARKET FUND
TREASURY FUND * INFLATION-ADJUSTED TREASURY FUND
SHORT-TERM GOVERNMENT FUND * GOVERNMENT BOND FUND * GINNIE MAE FUND

Supplement dated April 5, 2002 * Prospectus dated August 1, 2001
                                 (Investor Class, Advisor Class and C Class)
                                 and March 5, 2002 (Institutional Class)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matters be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held August 2, 2002.

The record date for the meeting is April 5, 2002. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the
Special Meeting. Proxy materials containing more information about these proposals are expected to be sent to shareholders on or about April 24, 2002. If approved by shareholders, this proposal would become effective August 2, 2002.

All funds

Shareholders of all funds will be asked to consider and act upon a proposal to elect the funds' eight-member Board of Trustees/Directors for indefinite terms, subject to termination or resignation. The nominees are Albert Eisenstat, Ronald
J. Gilson, Kathryn A. Hall, William M. Lyons, Myron S. Scholes, Kenneth E.
Scott, James E. Stowers III and Jeanne D. Wohlers.

If approved by shareholders, this proposal would become effective August 2,
2002.

Treasury

Shareholders of Treasury will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American
Century Government Bond Fund in exchange for shares of Government Bond.
Government Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Treasury. The total expense ratio of Government Bond is expected to be the same as that of Treasury.

If the proposal is approved by Treasury shareholders, they will receive shares of Government Bond on a tax-free basis in exchange for their shares of Treasury.
The value of a shareholder's account will not change as a result of the transaction.

If approved by shareholders, this proposal would become effective September 3,
2002.

SH-SPL-29433   0204